UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 24, 2014

GIGAMON INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35957	26-3963351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Olcott Street

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 831-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)	Election of New Director

On August 24, 2014, the Board of Directors (the “Board”) of Gigamon Inc. (the “Company”) elected Ted C. Ho to serve as a member of the Board, effective immediately. Mr. Ho will serve in the class of directors whose term expires at the annual meeting of stockholders to be held in 2015.

Mr. Ho co-founded the Company in 2004 and most recently has served in various consulting and advisory roles with the Company from time to time since February 2013. Previously, Mr. Ho served as a member of the Board from the Company’s inception until his resignation in March 2013, and also served as the Company’s chief executive officer from February 2008 until his resignation in December 2012. Prior to founding the Company, he served as vice president of engineering at Network Associates, Inc. (which later became McAfee, Inc.) from January 2001 to May 2003. From May 1998 to January 2001, Mr. Ho served as a director of engineering at McAfee. Mr. Ho holds a B.S. degree in Civil Engineering from the National Cheung-Kung University in Taiwan and an M.S. degree in structural engineering and computer engineering from the University of Southern California.

In connection with his election to the Board, Mr. Ho was granted an option to purchase 34,230 shares of the Company’s common stock, equal to 0.106% of the Company’s then outstanding common stock, with a $10.70 exercise price per share based on the closing price of the Company’s common stock on August 22, 2014. The option will vest in equal annual installments over a three-year period following Mr. Ho’s appointment to the Board, subject to Mr. Ho’s continued service on the Board on each applicable vesting date. The option is subject to the terms and conditions of the Company’s 2013 Equity Incentive Plan and the related option agreement. Furthermore, in accordance with the Company’s Outside Director Compensation Policy, Mr. Ho is also entitled to additional cash and equity compensation for his service on the Board and its committees.

Mr. Ho also executed the Company’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-182662) filed with the Securities and Exchange Commission on May 29, 2013.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1*	Form of Indemnification Agreement between the Company and its directors and officers

*	Incorporated by reference to Exhibit 10.1 filed with the Company’s Registration Statement on Form S-1 (File No. 333-182662), filed with the Securities and Exchange Commission on May 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGAMON INC.

By:	/s/ Paul B. Shinn
Paul B. Shinn General Counsel

Date: August 25, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Form of Indemnification Agreement between the Company and each of its directors and officers

*	Incorporated by reference to Exhibit 10.1 filed with the Company’s Registration Statement on Form S-1 (File No. 333-182662), filed with the Securities and Exchange Commission on May 29, 2013.